[Front Cover]

--------------------------------------------------------

COLONIAL STRATEGIC BALANCED FUND       Annual Report

--------------------------------------------------------

October 31, 1999

President's Message

[Photo of Stephen E. Gibson]

Dear Shareholder:

The Fund's fiscal year began with domestic economic strength, signs of firming foreign economies and concerns about inflation. Although inflation remains tame and fears have calmed, there have been signs of potential inflationary forces. Commodity prices and raw materials have been strong, manufacturing seems healthy and consumer spending remains robust. In an attempt to keep the economy and inflation in check, the Federal Reserve Board (Fed) raised short-term interest rates by one-quarter point in June, August and again in November -- negating the three rate cuts last fall.

Toward the end of this 12-month period, the broader stock market took on strength, particularly in the technology sector. International economies showed strengthening earnings momentum and little inflation risk. The big question remained how long the U.S. economy could continue to grow without triggering increased inflation.

Colonial Strategic Balanced Fund has faced challenges such as recession and currency devaluation in many emerging world markets since 1997. The manager has had to switch from defense to offense in many markets, industries and sectors -- tributes to the Fund's active management. However, the Fund's defensive stance early in this period dampened total return and caused the Fund to underperform its peers. We believe that the Fund is now better positioned for the current investment environment and will continue to emphasize broad country and sector diversification, while pursuing investments in select markets that appear poised for future growth.

The following report provides you with more specific information about your Fund's performance and investment strategy during the period. As always, we thank you for choosing Colonial Strategic Balanced Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson
---------------------
Stephen E. Gibson
President
December 13, 1999

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Table of Contents

  1     Highlights

  2     Portfolio Managers'
        Report

  4     Performance
        Information

  5     Portfolio of
        Investments

 10     Financial
        Statements

 12     Notes to Financial
        Statements

 15     Financial Highlights

-------------------------------------
  Not FDIC      May Lose Value
  Insured       No Bank Guarantee
-------------------------------------

Highlights

>     Foreign markets showed signs of recovery during the period.

      As the period began, lingering concerns about recession in Southeast Asia and Japan, and possible global repercussions created significant uncertainty. Early in 1999, however, a stream of favorable economic news, rising commodity prices and improving overseas markets encouraged investors. These conditions led to strengthening earnings overseas and little inflation risk. In addition, Japan's economy began to show signs of life in the first quarter of 1999, and several other struggling Asian economies appeared to stabilize and turn upward.

>     High-yield and emerging market bonds rebounded.

      During the period, economic conditions created a negative backdrop for U.S. government bonds, but high-yield and emerging market bonds rebounded from their depressed levels of last fall. High levels of income helped high-yield corporate bonds offset price declines stemming from rising interest rates.

>     Portfolio repositioned for future growth.

      Fund performance was dampened during the early part of 1999 due to its defensive stance. Based on the strengthening of select markets and sectors, such as emerging markets and cyclical industries, we made some significant changes to the portfolio. We reallocated our country and industry weightings in order to better position the Fund in the current economic environment.

              Colonial Strategic Balanced Fund (Class A shares) vs.
                               Broad-based indexes
                               11/1/98 - 10/31/99

[Bar Graph]
Colonial Strategic Balanced Fund 8.47%
S&P 500 Index 25.66%
Lehman Brothers Government/Corporate Bond Index (0.66)%
[End Bar Graph]


The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of U.S. government and U.S. corporate bonds. Unlike mutual funds, indexes do not incur fees or expenses. It is not possible to invest in an index.

12-month total returns
for the period ended
10/31/99

            Without     With
            Sales       Sales
            Charge      Charge
------------------------------
Class A     8.47%       3.32%
------------------------------
Class B     7.87%       2.87%
------------------------------
Class C     7.78%       6.78%
------------------------------

Net asset value per share
as of 10/31/99

Class A               $15.36
------------------------------
Class B               $15.33
------------------------------
Class C               $15.35
------------------------------

Distributions declared
per share from 11/1/98
to 10/31/99

Class A               $1.070
------------------------------
Class B               $0.982
------------------------------
Class C               $0.980
------------------------------

Portfolio Managers' Report

Defensive portfolio held back performance

The Fund's Class A shares returned 8.47% for the 12-month period, without a sales charge. This performance was below the average of the Fund's Lipper peer group.(1)

In response to turmoil overseas and the threat of recession, we structured the Fund defensively entering the period. The Fund had a relatively large exposure to Europe and more defensive sectors, such as telecommunications, financial and high-quality, large-cap stocks.

Investment shifted to U.S. and Japan

As emerging markets and cyclical industries experienced a strong recovery early in 1999, the Fund's underweighting in these areas hurt performance. We repositioned the portfolio to take advantage of the current economic environment by increasing its weightings in the United States and Japan. Those investments were shifted from Europe, particularly Portugal, Italy, France and Germany. We also increased sector weightings in technology, consumer staples and energy, but reduced our healthcare exposure. These moves helped to strengthen portfolio returns.

As the period progressed, European economic growth picked up in the summer of 1999. The United States economy continued to grow at a good rate. Signs of inflation began to appear, however, dampening performance in telecommunications, financial, and other sectors sensitive to rising interest rates, in which we had large investments. Investor sentiment turned away from growth toward value-driven stocks. In the final months of this fiscal year, U.S. technology stocks, in which the Fund was underinvested, rose dramatically.

High-yield bonds led fixed-income returns

Stronger-than-expected U.S. economic growth and inflationary fears created a negative backdrop for bonds. As bond yields moved higher in response to rising interest rates, bond prices generally declined. Some of our emerging market bonds rebounded nicely as oil prices moved higher and investor sentiment shifted. However, high-yield bonds proved to be the bond market's biggest gainers during the period since they are less sensitive to

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Balanced Fund Category was 11.30% for the one year ended October 31, 1999. The Fund's Class A shares were ranked in the third quartile for the one year (293 out of 431 funds) and in the third quartile for the five years (120 out of 207 funds). Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

BOUGHT
--------------------------------------------------------------------------------

We have added cyclical stocks that benefit from global demand such as steel, paper, oil and related exporting industries. Examples include: United Technologies (0.9% of net assets) provides a broad range of high-technology products and support services to customers in the aerospace, building and automotive industries worldwide. Schlumberger Ltd. (1.2% of net assets) provides oil and gas exploration and production services; manufactures energy, water and communication measurement instruments; and provides communications and information technology.

SOLD
-------------------------

To accomplish the asset shift from Europe to other countries such as Japan, we sold Gambro, Continental AG and Parmalat.

interest rates and more dependent on the health of the company backing the security. Therefore, the strength of the economy translated into strong returns for high-yield bonds. Pathmark Stores (0.1% of net assets), a positive for the Fund, is a supermarket chain serving metropolitan New York and New Jersey. Pathmark has a valuable franchise in its strategic store locations and has continued to generate strong cash flow. When Pathmark was purchased by Ahold, its credit quality and access to capital improved. As a result, it became a higher quality company and its bonds appreciated.

Due to their sensitivity to interest rates, the performance of U.S. Treasury bonds and developed foreign government bonds was weak throughout the period. In addition, we were not currency-hedged to bonds of Greece, and that component lost value to the strong U.S. dollar. Late in the period, we added Turkish Euro bonds, which offered attractive yields.

Portfolio anticipates worldwide growth

Moving forward, we anticipate strong GDP growth worldwide. This environment will create new global demand, benefiting exporting companies and markets.

We believe that Europe should continue its strong economic recovery, aided by lower interest rates and cheaper exports, merger and acquisition activities, corporate restructurings, and continued global economic growth. Japan, despite the risk of a strong yen, should experience higher consumer demand and benefit from restructuring. Asia should get a boost from this recovery, as well as from global demand for exports. In Latin America, Mexico and Brazil should benefit from global growth, low inflation, lower interest rates and successful reforms. The United States should experience continuing growth with low inflation. There is the risk of a hard landing, if interest rates rise and cause a market correction.


/s/ Nicolas                   /s/ Laura A. Ostrander
-----------                   ----------------------

Nicolas Ghajar and Laura Ostrander are portfolio co-managers of Colonial Strategic Balanced Fund. Mr. Ghajar, a vice president of the Advisor, manages the equity portion of the portfolio. Ms. Ostrander manages the fixed-income portion of the portfolio and is a senior vice president of the Advisor.

The value and returns earned on an investment in the Fund may be affected by stock market fluctuations. Investing in smaller-cap stocks may include liquidity risks as well. Changes in interest rates, changes in the financial strength of issuers of lower-rated bonds, foreign, political and economic developments may also affect Fund performance.

Top Five Equity Holdings
as of 10/31/99

Lucent Technologies    1.94%
----------------------------
Wal-Mart Stores        1.91%
----------------------------
Kellogg Co.            1.71%
----------------------------
Chase Manhattan        1.65%
----------------------------
Texaco Co.             1.63%
----------------------------

Top Five Countries
as of 10/31/99

United States          74.7%
----------------------------
United Kingdom          3.9%
----------------------------
Japan                   2.0%
----------------------------
Germany                 1.6%
----------------------------
France                  1.4%
----------------------------

Portfolio holding breakdowns are calculated as a percentage of net assets. Country breakdowns are calculated as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

HELD
-------------------------------------------------------------------------------

Lucent Technologies (1.9% of net assets), a U.S. company that designs, builds and delivers a wide range of public and private networks, communications systems, business telephone systems and microelectronics components.

Mannesmann A.G. (1.0% of net assets), a German industrial company that has restructured into a high-growth telecommunications company.

We held corporate bonds with Pathmark Stores (0.1% of net assets), which was recently acquired by Ahold, N.V. This large food distributor based in the Netherlands has made numerous acquisitions throughout Europe and the United States.

Performance Information

Performance of a $10,000 investment in Class A shares 9/30/94 - 10/31/99

[Mountain Chart]

            Colonial Strategic         Colonial Strategic       Lehman Brothers           S&P 500 Index
            Balanced Fund              Balanced Fund            Government Corporate
            Without Sales Charge       With Sales Charge        Bond Index
 9/30/94    $10,000                    $10,000                  $10,000                   $10,000
10/31/94     10,030                      9,554                    9,989                    10,224
10/31/95     12,183                     11,605                   11,604                    12,923
10/31/96     13,918                     13,257                   12,228                    16,031
10/31/97     16,317                     15,543                   13,304                    21,174
10/31/98     17,824                     16,978                   14,671                    25,833
10/31/99     19,338                     18,419                   14,577                    32,481

[End Mountain Chart]

Average Annual Total Returns as of 10/31/99

Share Class                     A                             B                             C
Inception Date               9/19/94                       9/19/94                       9/19/94
---------------------------------------------------------------------------------------------------------
                      Without         With          Without         With          Without         With
                       Sales          Sales          Sales          Sales          Sales          Sales
                      Charge         Charge         Charge         Charge         Charge         Charge
---------------------------------------------------------------------------------------------------------
1 Year                 8.47%          3.32%          7.87%          2.87%          7.78%          6.78%
---------------------------------------------------------------------------------------------------------
5 Years               14.03          12.93          13.51          13.26          13.49          13.49
---------------------------------------------------------------------------------------------------------
Life                  13.48          12.40          12.95          12.83          12.94          12.94
---------------------------------------------------------------------------------------------------------

Average Annual Total Returns as of 9/30/99


Share Class                 A                              B                             C
---------------------------------------------------------------------------------------------------------
                  Without          With          Without         With          Without         With
                   Sales           Sales          Sales          Sales          Sales          Sales
                  Charge          Charge         Charge         Charge         Charge         Charge
---------------------------------------------------------------------------------------------------------
1 Year             10.45%          5.20%          9.76%          4.76%          9.74%          8.74%
---------------------------------------------------------------------------------------------------------
5 Years            13.53          12.43          13.01          12.76          13.00          13.00
---------------------------------------------------------------------------------------------------------
Life               13.16          12.07          12.61          12.37          12.61          12.61
---------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year, 2% for five years and 1% for life returns for Class B shares, and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in share charges and fees associated with each class.

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of U.S. government and U.S. corporate bonds. Unlike mutual funds, indexes do not incur fees or expenses. It is not possible to invest in an index.

Performance of a
$10,000 investment
in all share classes
from 9/30/94 - 10/31/99

              Without      With
              Sales        Sales
              Charge      Charge
--------------------------------
Class A      $19,338     $18,419
--------------------------------
Class B       18,897      18,797
--------------------------------
Class C       18,888      18,888
--------------------------------

Investment Portfolio

October 31, 1999
(In thousands)

Common Stocks - 54.3%                   Country      Shares     Value
----------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 9.2%
Depository Institutions - 4.9%
AmSouth Bancorporation                                  86    $  2,216
Chase Manhattan Corp.                                   33       2,892
Corporacion Bancaria de Espana SA          Sp           42         928
First Union Corp.                                      (a)         (a)
Skandinaviska Enskilda Banken              Sw           55         566
The Bank of Tokyo Mitsubishi               Ja           46         763
Washington Mutual, Inc.                                 33       1,186
                                                              --------
                                                                 8,551
                                                              --------
Holding & Other Investment Offices - 0.5%
Zurich Allied AG                           Sz            1         837
                                                              --------
Insurance Carriers - 2.6%
AGF (Assurances Generales de France) (b)   Fr          (a)         (a)
Allstate Corp.                                          65       1,866
American International Group, Inc.                      22       2,303
Toro Assicurazioni                         It           40         491
                                                              --------
                                                                 4,660
                                                              --------
Nondepository Credit Institutions - 1.2%
Associates First Capital Corp.                          58       2,121
                                                              --------
----------------------------------------------------------------------
MANUFACTURING - 26.8%
Chemicals & Allied Products - 5.5%
Clorox Co.                                              44       1,817
E.I. du Pont de Nemours & Co.                            8         515
Merck & Co., Inc.                                       19       1,496
Merck KGAA                                 G             4         140
Pharmacia & Upjohn, Inc.                                39       2,104
Rhone Poulenc, Class A                     Fr           15         833
Schering-Plough Corp.                                   35       1,723
Warner-Lambert Co.                                      12         981
                                                              --------
                                                                 9,609
                                                              --------
Communications Equipment - 4.2%
Lucent Technologies, Inc.                               53       3,405
Philips Electronics NV                     Ne           11       1,154
Sony Corp.                                 Ja            8       1,249
Telefonakteibolaget LM Ericsson ADR                     35       1,488
                                                              --------
                                                                 7,296
                                                              --------
Electrical Industrial Equipment - 1.4%
General Electric Co.                                    18       2,494
                                                              --------
Food & Kindred Products - 3.4%
Kellogg Co.                                             75       2,998
Nestle AG (Reg)                            Sz          (a)         677
PepsiCo, Inc.                                           69       2,386
                                                              --------
                                                                 6,061
                                                              --------
Furniture & Fixtures - 0.8%
Furniture Brands International, Inc. (b)                75       1,461
                                                              --------
Machinery & Computer Equipment - 3.6%
EMC Corp. (b)                                           21       1,504
Hewlett-Packard Co.                                     13         940
International Business Machines Corp.                   14       1,338
Mannesmann AG                              G            11       1,743
Oerlikon-Buehrle Holding AG                Sz            5         726
                                                              --------
                                                                 6,251
                                                              --------
Petroleum Refining - 4.3%
Amerada Hess Corp.                                      36       2,037


                                 Country    Shares   Value
------------------------------------------------------------
BP Amoco, PLC ADR                   UK         34   $  1,976
ENI SPA                             It        112        658
Texaco, Inc.                                   47      2,866
                                                    --------
                                                       7,537
                                                    --------
Rubber & Plastic - 0.3%
Premark International, Inc.                    11        613
                                                    --------
Stone, Clay, Glass & Concrete - 0.4%
Cimentos de Portugal SA             Pt         47        785
                                                    --------
Transportation Equipment - 2.9%
Dana Corp.                                     23        674
Ford Motor Co.                                 15        823
General Dynamics Corp.                         18      1,020
Textron, Inc.                                  11        872
United Technologies Corp.                      27      1,634
                                                    --------
                                                       5,023
                                                    --------
------------------------------------------------------------
MINING & ENERGY - 1.5%
Crude Petroleum & Natural Gas - 0.3%
Conoco, Inc. Class B                           17        456
                                                    --------
Oil & Gas Field Services - 1.2%
Schlumberger Ltd.                              35      2,120
                                                    --------
------------------------------------------------------------
RETAIL TRADE - 4.8%
Food Stores - 2.3%
Kroger Corp. (b)                               31        654
Safeway, Inc. (b)                              41      1,448
Tesco PLC                           UK        243        733
Vedior NV                           Ne         28        468
Vendex International NV             Ne         23        662
                                                    --------
                                                       3,965
                                                    --------
General Merchandise Stores - 2.3%
Metro AG                            G          14        744
Wal-Mart Stores, Inc.                          59      3,359
                                                    --------
                                                       4,103
                                                    --------
Miscellaneous Retail - 0.2%
Rite Aid Corp.                                 35        309
                                                    --------
------------------------------------------------------------
SERVICES - 2.6%
Computer Software - 2.2%
Compuware Corp. (b)                            54      1,499
Microsoft Corp. (b)                            20      1,851
SunGard Data Systems, Inc. (b)                 22        525
                                                    --------
                                                       3,875
                                                    --------
Hotels, Camps & Lodging - 0.4%
Accor SA                            Fr          3        668
                                                    --------
------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 9.4%
Electric Services - 1.9%
Texas Utilities Co.                            60      2,337
Unicom Corp.                                   26      1,011
                                                    --------
                                                       3,348
                                                    --------
Gas Services - 0.8%
Nicor, Inc.                                    36      1,376
                                                    --------
Motor Freight & Warehousing - 0.8%
CNF Transportation                             42      1,392
                                                    --------

Investment Portfolio
October 31, 1999
(In thousands)

                                     Country         Shares     Value
-----------------------------------------------------------------------
Telecommunication - 5.9%
Bell Atlantic Corp.                                    33      $  2,162
BellSouth Corp.                                         4           180
Hong Kong Telecommunications Ltd.       HK            332           755
MCI WorldCom, Inc. (b)                                 26         2,188
Nippon Telegraph & Telephone Corp.      Ja            (a)         1,199
Oyj Nokia AB, Class A                   Fi             19         2,181
Price Communications Corp. (b)                         22           480
Viacom, Inc., Class B (b)                              28         1,280
                                                               --------
                                                                 10,425
                                                               --------
TOTAL COMMON STOCKS (cost of $81,314)                            95,336
                                                               --------
Preferred Stocks - 0.2%
-----------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 0.2%
Cable
CSC Holdings Ltd., 11.125% PIK, Series
  M (cost of $345)                                      3           366
                                                               --------
Warrants (b) - 0.0%
-----------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 0.0%
Telecommunication
Carrier 1 International (cost of $10)                   1            10
                                                               --------
Bonds & Notes - 38.7%
-----------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 17.7%           Par
-----------------------------------------------------------------------
CONSTRUCTION - 0.2%
Falcon Building Products, Inc.,
  stepped coupon (10.500% 06/15/02)
  (c) 06/15/07                                        $500          370
                                                               --------
-----------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.4%
Financial Services
Dresdner Funding Trust II,
  5.790% 06/30/11 (d)                                 350           337
PDVSA Finance Ltd., Series 1999 I,
  9.750% 02/15/10                                     370           351
                                                               --------
                                                                    688
                                                               --------
-----------------------------------------------------------------------
MANUFACTURING - 6.4%
Chemicals & Allied Products - 0.8%
Agricultural Minerals Co., L.P.,
  10.750% 09/30/03                                    100            54
Allied Waste North America, Inc.,
  10.000% 08/01/09 (d)                                575           489
LaRoche Industries, Inc.,
  9.500% 09/15/07                                     500           140
Sterling Chemicals, Inc.,
  11.125% 04/01/07                                    500           305
Trans Resources, Inc.,
  10.750% 03/15/08                                    500           453
                                                               --------
                                                                  1,441
                                                               --------
Electronic & Electrical Equipment - 0.4%
Gentek, Inc., 11.000% 08/01/09 (d)                    250           251
TransDigm, Inc., 10.375% 12/01/08                     500           448
                                                               --------
                                                                    699
                                                               --------

                                                        Par      Value
-----------------------------------------------------------------------
Fabricated Metal - 0.5%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05                                      $500    $    458
Euramax International, PLC,
  11.250% 10/01/06 (e)                                  250         250
US Can Corp., 10.125% 10/15/06                          200         203
                                                               --------
                                                                    911
                                                               --------
Food & Kindred Products - 0.5%
Chattem, Inc., 8.875% 04/01/08                          500         445
Premier International Foods, PLC,
  12.000% 09/01/09 (d)                                  500         503
                                                               --------
                                                                    948
                                                               --------
Machinery & Computer Equipment - 0.1%
IMO Industries, Inc., 11.750% 05/01/06                  250         250
                                                               --------
Miscellaneous Manufacturing - 1.0%
Blount, Inc., 13.000% 08/01/09                          100         103
Building Materials Corp. of America,
  8.000% 12/01/08                                       500         454
ISP Holdings, Inc., 9.750% 02/15/02                     250         247
Koppers Industries, Inc.,
  9.875% 12/01/07                                       100          87
Owens-Illinois, Inc.,
  7.500% 05/15/10                                       500         452
United Industries,
  9.875% 04/01/09 (d)                                   500         448
                                                               --------
                                                                  1,791
                                                               --------
Paper Products - 0.1%
Stone Container Corp.,
  10.750% 10/01/02                                      250         257
                                                               --------
Primary Metal - 1.3%
Algoma Steel, Inc., 12.375% 07/15/05                    250         215
Bayou Steel Corp., 9.500% 05/15/08                      250         233
Kaiser Aluminum & Chemical Corp.,
  10.875% 10/15/06                                      200         201
Keystone Consolidated Industries, Inc.,
  9.625% 08/01/07                                       500         460
Renco Metals, Inc., 11.500% 07/01/03                    250         205
WCI Steel, Inc., 10.000% 12/01/04                       500         486
WHX Corp., 10.500% 04/15/05                             500         470
                                                               --------
                                                                  2,270
                                                               --------
Printing & Publishing - 0.5%
American Lawyer Media, Inc.,
  9.750% 12/15/07                                       500         465
Hollinger International Publishing, Inc.,
  9.250% 03/15/07                                       500         490
                                                               --------
                                                                    955
                                                               --------
Transportation Equipment - 1.2%
Collins & Aikman Products Co.,
  11.500% 04/15/06                                      200         190
Dura Operating Corp.,
  9.000% 05/01/09                                       500         460

Investment Portfolio
October 31, 1999
(In thousands)

                                                  Par       Value
------------------------------------------------------------------
Johnstown America Industries, Inc.
  11.750% 08/15/05                               $500     $    509
LDM Technologies, Inc.,
  10.750% 01/15/07                                500          440
Venture Holdings Trust, Series B,
  9.500% 07/01/05                                 500          463
                                                          --------
                                                             2,062
                                                          --------
------------------------------------------------------------------
MINING & ENERGY - 0.9%
Coal Mining - 0.1%
AEI Resources, Inc.,
  10.500% 12/15/05 (d)                            250          220
                                                          --------
Oil & Gas Extraction - 0.8%
Belden & Blake Corp.,
  9.875% 06/15/07                                 500          275
Gulf Canada Resources, Ltd.,
  9.625% 07/01/05                                 100          102
HS Resources, Inc., 9.250% 11/15/06               250          243
Magnum Hunter Resources, Inc.
  10.000% 06/01/07                                500          475
Mariner Energy, Inc., 10.500% 08/01/06            250          234
                                                          --------
                                                             1,329
                                                          --------
------------------------------------------------------------------
RETAIL TRADE - 0.1%
Food Stores
Pathmark Stores, Inc., 9.625% 05/01/03            200          194
                                                          --------
------------------------------------------------------------------
SERVICES - 1.6%
Amusement & Recreation - 0.8%
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09                                 500          473
Horseshoe Gaming, L.L.C.,
  9.375% 06/15/07                                 600          594
Regal Cinemas, Inc., 9.500% 06/01/08              500          380
                                                          --------
                                                             1,447
                                                          --------
Business Services - 0.2%
Unisys Corp., 11.750% 10/15/04                    250          276
                                                          --------
Hotels, Camps & Lodging - 0.3%
CapRock Communications Corp.,
  11.500% 05/01/09                                350          341
Eldorado Resorts L.L.C.,
  10.500% 08/15/06                                250          255
                                                          --------
                                                               596
                                                          --------
Other Services - 0.3%
Intertek Finance, PLC.,
  10.250% 11/01/06 (e)                            500          468
                                                          --------
------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 7.8%
Air Transportation - 0.1%
U.S. Airways, Inc., 10.375% 03/01/13              200          196
                                                          --------
Broadcasting - 0.9%
Allbritton Communications Co.,
  9.750% 11/30/07                                 500          503
Fox Family Worldwide, Inc.,
  9.250% 11/01/07                                 500          455

                                                  Par       Value
------------------------------------------------------------------
LIN Holding Corp.,
  stepped coupon, (10.000% 03/01/03)
  (c) 03/01/08                                   $500     $    325
Sinclair Broadcast Group, Inc.,
  9.000% 07/15/07                                 250          234
Young Broadcasting Corp.,
  11.750% 11/15/04                                100          104
                                                          --------
                                                             1,621
                                                          --------
Cable - 1.8%
Adelphia Communications Corp.,
  9.875% 03/01/07                                 500          510
Avalon Cable Holdings,
  9.375% 12/01/08                                 100          100
Charter Communications Holdings L.L.C.,
  stepped coupon, (9.920% 04/01/04)
  (c) 04/01/11                                    750          443
Diamond Cable Co.,
  stepped coupon, (10.750% 02/15/02)
  (c) 02/15/07                                    500          395
EchoStar DBS Corp.,
  9.250% 02/01/06                                 500          495
NTL, Inc.,
  stepped coupon, (9.750% 04/15/04)
  (c) 04/15/09 (e)                                750          700
Telewest Communication PLC,
  stepped coupon, (11.000% 10/01/00)
  (c) 10/01/07                                    500          456
                                                          --------
                                                             3,099
                                                          --------
Communications - 0.7%
Call-Net Enterprises, Inc.,
  stepped coupon, (10.800% 05/15/04)
  (c) 05/15/09                                    500          281
Loral Space & Communications Ltd.,
  11.250% 01/15/07                                230          170
PSINET Inc., 11.000% 08/01/09 (d)                 250          256
Spectrasite Holdings, Inc.,
  stepped coupon, (11.250% 04/15/04)
  (c) 04/15/09                                    850          442
                                                          --------
                                                             1,149
                                                          --------
Electric Services - 0.3%
Tenet Healthcare Corp.,
  8.125% 12/01/08                                 500          453
                                                          --------
Pipelines - 0.2%
Falcon Holding Group L.P.,
  stepped coupon, (9.285% 04/15/03)
  (c) 04/15/10                                    500          350
                                                          --------
Telecommunications - 3.8%
AirGate PCS, Inc.,
  stepped coupon, (13.500% 10/01/04)
  (c) 10/01/09                                    150           92
Carrier 1 International, 13.250% 02/15/09         500          500
Clearnet Communications, Inc.,
  stepped coupon, (14.750% 12/15/00)
  (c) 12/15/05                                    500          475

Investment Portfolio
October 31, 1999
(In thousands)

                                            Currency     Par          Value
----------------------------------------------------------------------------
Hyperion Telecommunications, Inc.,
  stepped coupon, (13.000% 04/15/01)
  (c) 04/15/03                                        $   150       $    129
Intermedia Communications, Inc.,
  stepped coupon, (11.250% 07/15/02)
  (c) 07/15/07                                            500            345
Level 3 Communications, Inc.,
  9.125% 05/01/08                                         750            699
McLeodUSA, Inc.,
  stepped coupon, (10.500% 03/01/02)
  (c) 03/01/07                                            500            394
Metrocall, Inc., 10.375% 10/01/07                         500            300
Nextlink Communications, Inc.,
  10.750% 06/01/09                                        500            509
Nextel Communications, Inc.,
  stepped coupon, (9.750% 10/31/02)
  (c) 10/31/07                                            500            360
Ono Finance PLC,
  13.000% 05/01/09 (d)                                    250            263
Price Communications Wireless, Inc.,
  9.125% 12/15/06                                         500            505
RCN Corp.,
  stepped coupon, (11.125% 10/15/02)
  (c) 10/15/07                                            500            346
Rogers Cantel, Inc., 9.750% 06/01/16                      460            520
Sprint Spectrum L.P.,
  stepped coupon, (12.500% 08/15/01)
  (c) 08/15/06                                            630            583
Viatel, Inc., 11.500% 03/15/09                            250            241
Williams Communications Group, Inc.,
  10.875% 10/01/09                                        250            257
Worldwide Fiber, Inc.,
  12.000% 08/01/09 (d)                                    100            100
                                                                    --------
                                                                       6,618
                                                                    --------
----------------------------------------------------------------------------
WHOLESALE TRADE - 0.3%
Durable Goods
Holmes Products Corp.,
  9.875% 11/15/07                                         500            445
                                                                    --------
TOTAL CORPORATE FIXED INCOME
  BONDS & NOTES (cost $35,465)                                        31,103
                                                                    --------
----------------------------------------------------------------------------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 10.9%
Government of France,
  8.500% 10/25/08                          Eu             651            852
Government of Mexico,
  11.375% 09/15/16 (p)                                  1,440          1,532
Government of New Zealand,
  8.000% 11/15/06                          NZ           2,035          1,088
Government of Norway:
  6.750% 01/15/07                          NK           2,360            313
 9.500% 10/31/02                           NK           8,970          1,257
Hellenic Republic:
 8.600% 03/26/08                           GD         271,000            946
 8.900% 03/21/04                           GD         390,300          1,316
Kingdom of Sweden, 10.250% 05/05/03        SK           4,900            689
Poland Non-U.S. Global Registered
  Bond, 5.000% 10/27/14 (f)                               635            560

                                            Currency     Par          Value
----------------------------------------------------------------------------
Republic of Argentina:
 11.250% 04/10/06 (g)                      DM         $   625       $    345
 11.375% 01/30/17 (h)                                   1,025            976
Republic of Brazil:
 10.125% 05/15/27 (i)                                   2,000          1,560
 14.500% 10/15/09 (i)                                     125            130
Republic of Bulgaria,
  6.500% 07/28/11 (j)                                   1,250            942
Republic of Panama,
  8.875% 09/30/27 (k)                                     915            736
Republic of Turkey:
  11.875% 11/05/04 (l)                                    175            176
 12.375% 06/15/09 (l)                                     535            539
Republic of Venezuela,
  9.250% 09/15/27 (m)                                   1,182            793
Russian Federation,
  11.000% 07/24/18 (n)                                    611            285
Treasury Corp. Victoria,
  12.000% 09/22/01                         A$             705            496
United Kingdom Treasury:
 10.000% 02/26/01                          KB             825          1,424
 10.000% 09/08/03                          KB             487            901
United Mexican States:
 10.375% 01/29/03 (o)                      DM             630            363
 11.500% 05/15/26 (p)                                     100            111
Western Australia Treasury Corp.
  10.000% 07/15/05                         A$           1,047            770
                                                                    --------
TOTAL FOREIGN GOVERNMENT
  & AGENCY OBLIGATIONS
  (cost $18,570)                                                      19,100
                                                                    --------
----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.1%
Federal Home Loan Mortgage Corp.,
  8.000% 07/01/20                                         489            498
U.S. Treasury Bonds:
 8.750% 05/15/2017                                      2,725          3,360
 11.625% 11/15/04 (q)                                   4,372          5,394
 11.875% 11/15/03 (q)                                   4,965          5,966
 12.000% 08/15/13                                       1,898          2,602
                                                                    --------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS (cost $18,627)
                                                                      17,820
                                                                    --------
TOTAL BONDS & NOTES (cost $72,662)
                                                                      68,023
                                                                    --------
TOTAL INVESTMENTS (cost $154,331) (r)                                163,735
                                                                    --------
Short-Term Obligations - 5.9%
----------------------------------------------------------------------------
Repurchase agreement with Lehman
  Brothers Inc., dated 10/29/99,
  due 11/01/99 at 5.220%,
  collateralized by U.S.
  Treasury bonds and/or notes
  with various maturities to 2009,
  market value $10,589 (repurchase
  proceeds $10,335)                                    10,331         10,331
                                                                    --------
FORWARD CURRENCY CONTRACTS (s) - 0.0%                                    (32)
                                                                    --------
Other Assets & Liabilities - 0.9%                                      1,686
----------------------------------------------------------------------------
NET ASSETS - 100%
                                                                    $175,720
                                                                    ========

Investment Portfolio
October 31, 1999
(In thousands)

Notes To Investment Portfolio:
--------------------------------------------------------------------------------

(a) Rounds to less than one.

(b) Non-income producing.

(c) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999 the value of these securities amounted to $2,867 or 1.6% of net assets.

(e) This is a British security. Par amount is stated in U.S. dollars.

(f) This is a Polish security. Par amount is stated in U.S. dollars.

(g) This is an Argentinian security. Par amount is stated in German
    Deutschemarks.

(h) This is an Argentinian security. Par amount is stated in U.S. dollars.

(i) This is a Brazilian security. Par amount is stated in U.S. dollars.

(j) This is a Bulgarian security. Par amount is stated in U.S. dollars.

(k) This is a Panamanian security. Par amount is stated in U.S. dollars.

(l) This is a Turkish security. Par amount is stated in U.S. dollars.

(m) This is a Venezuelan security. Par amount is stated in U.S. dollars.

(n) This is a Russian security. Par amount is stated in U.S. dollars.

(o) This is a Mexican security. Par amount is stated in German
    Deutschemarks.

(p) This is a Mexican security. Par amount is stated in U.S. dollars.

(q) These securities, or a portion thereof, with a total market value of $6,935, are being used to collateralize the forward currency exchange contracts indicated in note (r) below.

(r) Cost for federal income tax purposes is $154,461.

(s) As of October 31, 1999, the Fund has entered into the following portfolio hedges:

                                                         Net Unrealized
                                                          Appreciation
   Contracts        In Exchange                          (Depreciation)
  to Deliver            For          Settlement Date          (US$)
-----------------------------------------------------------------------
A$       1,157   US$          737      11/03/1999            $  15
KB         595   US$          978      11/09/1999              (19)
KB         739   US$        1,215      11/09/1999              (26)
KB         325   US$          534      11/09/1999              (11)
KB         290   US$          477      11/09/1999              (10)
NZ       1,167   US$          592      11/09/1999               24
NZ         993   US$          504      11/09/1999               20
SK       2,879   US$          353      11/09/1999                1
                                                             -----
                                                             $  (6)
                                                             =====


                                                      Net Unrealized
                                                       Appreciation
   Contracts       In Exchange                        (Depreciation)
  to Receive           For         Settlement Date         (US$)
--------------------------------------------------------------------
A$       1,157   US$        737      11/03/1999            $ (29)
KB         462   US$        760      11/09/1999                3
                                                           -----
                                                           $ (26)
                                                           =====

See notes to financial statements.

      Summary of                  Country/
Securities by Country/Currency    Currency     Value     % of Total
-------------------------------------------------------------------
United States                               $122,281         74.7
United Kingdom                     UK/KB       6,452          3.9
Japan                               Ja         3,211          2.0
Germany                            G/DM        2,627          1.6
France                             Fr/Eu       2,353          1.4
Greece                             Gr/GD       2,262          1.4
Netherlands                        Ne/Eu       2,284          1.4
Switzerland                         Sz         2,240          1.4
Finland                            Fi/Eu       2,181          1.3
Mexico                              Mx         2,006          1.2
Brazil                              Bz         1,690          1.0
Norway                             No/NK       1,570          0.9
Argentina                           Ar         1,321          0.8
Australia                          Au/A$       1,266          0.8
Sweden                             Sw/SK       1,255          0.8
Italy                              It/Eu       1,149          0.7
New Zealand                         NZ         1,088          0.7
Bulgaria                            Bu           942          0.6
Spain                              Sp/Eu         928          0.6
Venezuela                           Ve           793          0.5
Portugal                           Pt/Eu         785          0.5
Hong Kong                           HK           755          0.5
Panama                              Pa           736          0.4
Turkey                              Tu           715          0.4
Poland                              Po           560          0.3
Russia                              Ru           285          0.2
                                            --------        -----
                                            $163,735        100.0
                                            ========        =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                 Name
-----------   ---------------------------
   A$            Australian Dollars
   ADR        American Depositary Receipt
   Eu                  Euro
   GD             Greek Drachmas
   KB             British Pounds
   NK             Norwegian Krone
   PIK            Payment-In-Kind
   SK              Swedish Krona

Statement of Assets & Liabilities

October 31, 1999
(In thousands except for per share amounts and footnotes)

Assets
Investments at value (cost $154,331)                     $163,735
Short-term obligations                                     10,331
                                                         --------
                                                          174,066
Cash                                        $   1
Unrealized appreciation on forward
   currency contracts                          63
Receivable for:
 Interest                                   2,109
 Fund shares sold                             249
 Dividends                                    141
 Investments sold                              12
 Foreign tax reclaims                          34
Other                                          13           2,622
                                            -----        --------
 Total Assets                                            $176,688
                                                         --------
Liabilities
Unrealized depreciation on forward
   currency contracts                          95
Payable for:
 Fund shares repurchased                      414
 Investments purchased                        173
Accrued:
 Management fee                               101
 Transfer agent fee                            34
 Bookkeeping fee                                6
 Deferred Trustees fees                         3
Other                                         142
                                            -----
 Total Liabilities                                            968
                                                         --------
Net Assets                                               $175,720
                                                         --------
Class A
Net asset value & redemption price per
   share ($54,385/3,540)                                 $  15.36(a)
                                                        ---------
Maximum offering price per share
($15.36/0.9525)                                          $  16.13(b)
                                                        ---------
Class B
Net asset value & offering price per
   share ($112,213/7,322)                                $  15.33(a)
                                                        ---------
Class C
Net asset value & offering price per
   share ($9,122/594)                                    $  15.35(a)
                                                        ---------
Composition of Net Assets:
Capital paid in                                          $147,801
Undistributed net investment income                           874
Accumulated net realized gain                              17,680
Net unrealized appreciation (depreciation) on:
 Investments                                                9,404
 Foreign currency transactions                                (39)
                                                        ---------
                                                         $175,720
                                                        =========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.


Statement of Operations

For the Year Ended October 31, 1999
(In thousands)

Investment Income
Interest                                                     $ 7,251
Dividends                                                      1,427
                                                             -------
 Total Investment Income (net of
   nonreclaimable foreign taxes withheld
   at source which amounted to $39)                            8,678
Expenses
Management fee                                $ 1,263
Service fee                                       452
Distribution fee -- Class A                        94
Distribution fee -- Class B                       862
Distribution fee -- Class C                        68
Transfer agent fee                                550
Bookkeeping fee                                    73
Trustees fee                                       14
Custodian fee                                      37
Audit fee                                          35
Legal fee                                           7
Registration fee                                   38
Reports to shareholders                            26
Amortization of deferred organization
   expenses                                        14
Other                                              53
                                              -------
Total expenses                                  3,586
Fees waived by the Distributor -- Class A         (19)         3,567
                                              -------        -------
Net Investment Income                                          5,111
                                                             -------
Net Realized and Unrealized Gain (Loss)
on Portfolio Positions
Net realized gain on:
 Investments                                   19,695
 Foreign currency transactions                    177
                                              -------
  Net Realized Gain                                           19,872
                                                             -------
Net change in unrealized appreciation/
 depreciation during the period on:
 Investments                                  (11,555)
 Foreign currency transactions                    (50)
                                              -------
  Net Change in Unrealized
     Appreciation/Depreciation                               (11,605)
                                                             -------
 Net Gain                                                      8,267
                                                             -------
Increase in Net Assets from Operations                       $13,378
                                                             -------

10 See notes to financial statements.

Statement of Changes in Net Assets

(In thousands)

                                                                                    Years ended October 31
                                                                                   ------------------------
Increase (Decrease) in Net Assets                                                     1999           1998
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                                              $   5,111      $   3,759
Net realized gain                                                                     19,872          7,019
Net change in unrealized appreciation/depreciation                                   (11,605)           791
                                                                                   ---------      ---------
  Net Increase from Operations                                                        13,378         11,569

Distributions:
From net investment income -- Class A                                                 (1,696)        (1,505)
From net realized gains -- Class A                                                    (2,112)          (470)
From net investment income -- Class B                                                 (2,819)        (2,266)
From net realized gains -- Class B                                                    (4,213)          (802)
From net investment income -- Class C                                                   (217)          (184)
From net realized gains -- Class C                                                      (328)           (67)
                                                                                   ---------      ---------
                                                                                       1,993          6,275
                                                                                   ---------      ---------
Fund Share Transactions:
Receipts for shares sold -- Class A                                                    7,542         12,412
Value of distributions reinvested -- Class A                                           3,596          1,852
Cost of shares repurchased -- Class A                                                (11,089)        (8,621)
                                                                                   ---------      ---------
                                                                                          49          5,643
                                                                                   ---------      ---------
Receipts for shares sold -- Class B                                                   26,884         36,356
Value of distributions reinvested -- Class B                                           6,630          2,877
Cost of shares repurchased -- Class B                                                (28,019)       (14,398)
                                                                                   ---------      ---------
                                                                                       5,495         24,835
                                                                                   ---------      ---------
Receipts for shares sold -- Class C                                                    2,530          2,671
Value of distributions reinvested -- Class C                                             508            229
Cost of shares repurchased -- Class C                                                 (2,275)        (1,362)
                                                                                   ---------      ---------
                                                                                         763          1,538
                                                                                   ---------      ---------
  Net Increase from Fund Share Transactions                                            6,307         32,016
                                                                                   ---------      ---------
  Total Increase                                                                       8,300         38,291

Net Assets
Beginning of period                                                                  167,420        129,129
                                                                                   ---------      ---------
End of period (including undistributed net investment income of $874 and $384,
 respectively)                                                                     $ 175,720      $ 167,420
                                                                                   =========      =========
Number of Fund Shares
Sold -- Class A                                                                          486            820
Issued for distributions reinvested -- Class A                                           235            126
Repurchased -- Class A                                                                  (716)          (575)
                                                                                   ---------      ---------
                                                                                           5            371
                                                                                   ---------      ---------
Sold -- Class B                                                                        1,736          2,388
Issued for distributions reinvested -- Class B                                           433            197
Repurchased -- Class B                                                                (1,814)          (955)
                                                                                   ---------      ---------
                                                                                         355          1,630
                                                                                   ---------      ---------
Sold -- Class C                                                                          163            177
Issued for distributions reinvested -- Class C                                            33             16
Repurchased -- Class C                                                                  (147)           (90)
                                                                                   ---------      ---------
                                                                                          49            103
                                                                                   ---------      ---------

See notes to financial statements.                                            11

Notes to Financial Statements

October 31, 1999

Note 1. Accounting Policies
Organization

Colonial Strategic Balanced Fund (the Fund), a series of Liberty Funds Trust III, formerly Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth, consistent with prudent risk, by diversifying investments primarily in U.S. and foreign equity and debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and an annual distribution fee. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights

All income, expenses (other than the Class A, Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, net investment income per share data reflects the distribution fee applicable to each class.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class A, Class B and Class C shares.

Federal income taxes

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Deferred organization expenses

The Fund incurred expenses of $69,500 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

Notes to Financial Statements Cont.

October 31, 1999

Foreign currency transactions

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

Bookkeeping fee

The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent

Liberty Funds Services, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $22,878 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $79, $359,511 and $1,743, on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.30% for Class A and 0.75% for Class B and Class C, annually, of the average net assets attributable to Class A, Class B, and Class C shares, respectively. Effective March 1, 1999, the plan decreased the payment of the distribution fee to equal 0.10% annually for Class A. Also, the Distibutor has voluntarily agreed, until further notice, to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Notes to Financial Statements Cont.

October 31, 1999

Note 3. Portfolio Information

Investment activity

During the year ended October 31, 1999, purchases and sales of investments, other than short-term obligations, were $101,274,311 and $103,053,489, respectively, of which $5,623,494 and $4,925,620, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 1999, based on cost of investments for federal income tax purposes was:


      Gross unrealized appreciation     $ 21,596,481
      Gross unrealized depreciation     $(12,322,374)
                                        ------------
       Net unrealized appreciation      $  9,274,107
                                        ============

Other

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1999.

Note 5. Other Related Party Transactions

During the year ended October 31, 1999, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $66,270.

Financial Highlights

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                Year Ended October 31, 1999
                                                       -----------------------------------------
                                                        Class A           Class B        Class C
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of period                   $ 15.170          $ 15.140       $ 15.170
                                                       --------          --------       --------
Income from Investment Operations
Net investment income (a)                                 0.504(b)          0.409          0.409
Net realized and unrealized gain                          0.756             0.763          0.751
                                                       --------          --------       --------
  Total from Investment Operations                        1.260             1.172          1.160
                                                       --------          --------       --------
Less Distributions Declared to Shareholders
From net investment income                               (0.470)           (0.382)        (0.380)
From net realized gains                                  (0.600)           (0.600)        (0.600)
                                                       --------          --------       --------
  Total Distributions Declared to Shareholders           (1.070)           (0.982)        (0.980)
                                                       --------          --------       --------
Net Asset Value, End of period                         $ 15.360          $ 15.330       $ 15.350
                                                       --------          --------       --------
Total return (c)                                          8.47%(d)          7.87%          7.78%
                                                       --------          --------       --------
Ratios to Average Net Assets
Expenses (e)                                              1.55%(b)          2.17%          2.17%
Net investment income (e)                                 3.26%(b)          2.64%          2.64%
Portfolio turnover                                          61%               61%            61%
Net assets at end of period (000)                      $ 54,385          $112,213       $  9,122

(a) Per share data was calculated using average shares outstanding during the period.

(b) Net of fees waived by the Distributor which amounted to $0.005 per share and 0.05% (annualized).

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                                            Year Ended October 31, 1998
                                                                                      -------------------------------------
                                                                                      Class A        Class B        Class C
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of period                                                  $14.450       $ 14.430        $14.450
                                                                                      -------       --------        -------
Income from Investment Operations
Net investment income (a)(b)                                                            0.418          0.350          0.350
Net realized and unrealized gain                                                        0.890          0.882          0.891
                                                                                      -------       --------        -------
  Total from Investment Operations                                                      1.308          1.232          1.241
                                                                                      -------       --------        -------
Less Distributions Declared to Shareholders
From net investment income                                                             (0.440)        (0.374)        (0.373)
From net realized gains                                                                (0.148)        (0.148)        (0.148)
                                                                                      -------       --------        -------
  Total Distributions Declared to Shareholders                                         (0.588)        (0.522)        (0.521)
                                                                                      -------       --------        -------
Net Asset Value, End of period                                                        $15.170       $ 15.140        $15.170
                                                                                      -------       --------        -------
Total return (c)(d)                                                                     9.25%          8.71%          8.76%
                                                                                      -------       --------        -------
Ratios to Average Net Assets
Expenses (e)                                                                            1.69%          2.14%          2.14%
Net investment income (e)                                                               2.76%          2.31%          2.31%
Fees and expenses waived or borne by the Advisor (e)                                    0.01%          0.01%          0.01%
Portfolio turnover                                                                        51%            51%            51%
Net assets at end of period (000)                                                     $53,639       $105,513        $ 8,268
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:        $ 0.001       $  0.001        $ 0.001

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Financial Highlights Continued

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                          Year Ended October 31, 1997
                                                                                    --------------------------------------
                                                                                     Class A        Class B    Class C (b)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of period                                                 $ 12.910       $ 12.890     $12.910
                                                                                     --------       --------     -------
Income from Investment Operations
Net investment income (a)(c)                                                            0.404          0.342       0.342
Net realized and unrealized gain                                                        1.762          1.766       1.766
                                                                                     --------       --------     -------
  Total from Investment Operations                                                      2.166          2.108       2.108
                                                                                     --------       --------     -------
Less Distributions Declared to Shareholders
From net investment income                                                             (0.393)        (0.335)     (0.335)
From net realized gains                                                                (0.233)        (0.233)     (0.233)
                                                                                     --------       --------     -------
  Total Distributions Declared to Shareholders                                         (0.626)        (0.568)     (0.568)
                                                                                     --------       --------     -------
Net Asset Value, End of period                                                       $ 14.450       $ 14.430     $14.450
                                                                                     --------       --------     -------
Total return (d)(e)                                                                    17.24%         16.77%      16.75%
                                                                                     --------       --------     -------
Ratios to Average Net Assets
Expenses (f)                                                                            1.65%          2.10%       2.10%
Net investment income (f)                                                               2.93%          2.48%       2.48%
Fees and expenses waived or borne by the Advisor (f)                                    0.09%          0.09%       0.09%
Portfolio turnover                                                                        45%            45%         45%
Net assets at end of period (000)                                                    $ 45,736       $ 77,005     $ 6,388
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:       $  0.013       $  0.013     $ 0.013

(b) Class D shares were redesignated Class C shares on July 1, 1997.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                                           Year Ended October 31, 1996
                                                                                     --------------------------------------
                                                                                     Class A        Class B        Class C
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of period                                                 $ 11.650       $ 11.640       $ 11.650
                                                                                     --------       --------       --------
Income from Investment Operations
Net investment income (a)(b)                                                            0.369          0.314          0.314
Net realized and unrealized gain                                                        1.264          1.260          1.258
                                                                                     --------       --------       --------
  Total from Investment Operations                                                      1.633          1.574          1.572
                                                                                     --------       --------       --------
Less Distributions Declared to Shareholders
From net investment income                                                             (0.333)        (0.284)        (0.272)
From net realized gains                                                                (0.040)        (0.040)        (0.040)
                                                                                     --------       --------       --------
  Total Distributions Declared to Shareholders                                         (0.373)        (0.324)        (0.312)
                                                                                     --------       --------       --------
Net Asset Value, End of period                                                       $ 12.910       $ 12.890       $ 12.910
                                                                                     --------       --------       --------
Total return (c)(d)                                                                    14.24%         13.71%         13.68%
                                                                                     --------       --------       --------
Ratios to Average Net Assets
Expenses (e)                                                                            1.65%          2.10%          2.10%
Net investment income (e)                                                               2.99%          2.54%          2.54%
Fees and expenses waived or borne by the Advisor (e)                                    0.19%          0.19%          0.19%
Portfolio turnover                                                                        59%            59%            59%
Net assets at end of period (000)                                                    $ 25,580       $ 40,065       $  3,554
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:       $  0.023       $  0.023       $  0.023

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Financial Highlights Continued

                                                                                          Year Ended October 31, 1995
                                                                                    -------------------------------------
                                                                                     Class A        Class B        Class C
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of period                                                 $ 9.910        $ 9.900        $ 9.900
                                                                                     -------        -------        -------
Income from Investment Operations
Net investment income(a)(b)                                                            0.325          0.277          0.277
Net realized and unrealized gain                                                       1.764          1.769          1.774
                                                                                     -------        -------        -------
  Total from Investment Operations                                                     2.089          2.046          2.051
                                                                                     -------        -------        -------
Less Distributions Declared to Shareholders
From net investment income                                                            (0.349)        (0.306)        (0.301)
                                                                                     -------        -------        -------
Net Asset Value, End of period                                                       $11.650        $11.640        $11.650
                                                                                     -------        -------        -------
Total return (c)(d)                                                                   21.47%         21.00%         21.04%
                                                                                     -------        -------        -------
Ratios to Average Net Assets
Expenses (e)                                                                           1.65%          2.10%          2.10%
Net investment income (e)                                                              3.05%          2.60%          2.60%
Fees and expenses waived or borne by the Advisor (e)                                   0.43%          0.43%          0.43%
Portfolio turnover                                                                       49%            49%            49%
Net assets at end of period (000)                                                    $16,346        $18,284        $ 4,164
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:       $ 0.042        $ 0.042        $ 0.042

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
1999 Federal Tax information (unaudited)

22% of the ordinary income distributed by the Fund in the year ended October 31, 1999 qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 1999 the Fund earned $16,163,632 of long-term capital gains.

Approximately 35% of the Fund's distributions (21% of gross income) were derived from interest on direct investments in U.S. Treasury bonds, notes and bills.

An average of 11% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees of Liberty Funds Trust III and the Shareholders of Colonial Strategic Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Balanced Fund (the "Fund") (a series of Liberty Funds Trust III, formerly Colonial Trust III), at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 1999

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

                       This page intentionally left blank

Trustees & Transfer Agent

--------------------------------------------------------------------------------

Robert J. Birnbaum

Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

Tom Bleasdale

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John V. Carberry

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

Lora S. Collins

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

Thomas E. Stitzel

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Robert L. Sullivan

Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Anne-Lee Verville

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

Important Information About This Report
The Transfer Agent for Colonial Strategic Balanced Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Strategic Balanced Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.


LIBERTY FUNDS

ALL-STAR      Institutional money management approach for individual investors.

COLONIAL      Fixed income and value style equity investing.

CRABBE HUSON  A contrarian approach to fixed income and equity investing.

NEWPORT       A leading in international investing.(SM)

STEIN ROE
ADVISOR       Growth style equity investing.

KEYPORT       A leading provider of innovative annuity products.
[Logo]

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


COLONIAL STRATEGIC BALANCED FUND  Annual Report

[Logo} LIBERTY FUNDS

ALL-STAR [bullet] COLONIAL [bullet] CRABBE HUSON [bullet] NEWPORT [bullet] STEIN ROE ADVISOR

Liberty Funds Distributor, Inc. [Copyright] 1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com